UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 14, 2021
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 14, 2021, each of the Board of Directors (the “Board”) of Nautilus, Inc. (the “Company”) and the Compensation Committee of the Board (the “Compensation Committee”) approved a new form of performance-based restricted unit award agreement (the “Performance RSU Award Agreement”) that will be used to grant performance-based restricted stock unit awards (“Performance RSU Awards”) pursuant to the Company's Amended and Restated 2015 Long Term Incentive Plan (the “Plan”). The payouts under the Performance RSU Awards is based upon achievement of a key metric anchored to the approved long-range plan. The actual number of shares issued under the Performance RSU Awards is based on the level at which the performance goals are achieved as of March 31, 2024 (the “Performance Goals”) and can range from 30% of the award at the minimum threshold to 200% of the award at the maximum level.

Payouts of the Performance RSU Awards will vest, if at all, upon the Compensation Committee’s determination and certification of the level at which the Company has achieved the specified Performance Goals. To the extent earned, the payouts of the Performance RSU Awards will be settled in the form of shares of Common Stock, pursuant to the Plan

The foregoing description of the form of Performance RSU Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Performance RSU Award Agreement that is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Approval of Restricted Stock Unit Awards and Performance RSU Awards

On May 14, 2021, the Board and the Compensation Committee approved grants of restricted stock unit awards (“RSU Awards”) and Performance RSU Awards to its named executive officers as listed below. The RSU Awards and Performance RSU Awards were made pursuant to the form of restricted stock unit award agreement (“RSU Award Agreement”) attached hereto as Exhibit 10.2 and form of Performance RSU Award Agreement between the Company and each of its named executive officers.

Restricted stock units granted pursuant to the RSU Award Agreements vest in three equal installments on each of the first three anniversaries of the grant date. If earned, the RSU Awards will be settled in the form of shares of Common Stock, pursuant to the Plan. RSU Awards do not entitle the recipient the rights of a holder of Common Stock until shares are issued in settlement of the vested units. The foregoing description of the form of RSU Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of RSU Award Agreement that is attached hereto as Exhibit 10.2 and incorporated herein by reference.

The following table sets forth the named executive officers who received RSU Awards and Performance RSU Awards on May 14, 2021:

Recipient	Current Position	Number of RSU Awards Awarded Pursuant to RSU Award Agreements	Number of Performance RSU Awards Awarded Pursuant to Performance RSU Award Agreements
James Barr IV	Chief Executive Officer	29,364	29,364
Aina E. Konold	Chief Financial Officer	9,044	9,044
Becky L. Alseth	Chief Marketing Officer	6,680	6,680
Christopher K. Quatrochi	Senior Vice President, Innovation	6,680	6,680

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith and this list is intended to constitute the exhibit index:

10.1	Performance Unit Agreement
10.2	Restricted Stock Unit Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 20, 2021	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial and Accounting Officer)